--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The United Kingdom Fund Inc. On September 30, 1995, the end of the period under review, the Fund's net assets totalled $59.1 million. This represents a net asset value per share of $14.74, a rise of 91.33% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 111.93% in the FTA All Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $12.25 per share on the New York Stock Exchange, which represents a 16.89% discount to the Fund's net asset value per share.

  At the Annual Shareholders' Meeting on September 19, 1995, a proposal to convert the Fund to an open-end investment company was submitted to shareholders but was not approved.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                [SIGNATURE] [SIGNATURE]

 Anthony M. Solomon    Richard J. Oldfield
Chairman of the Board  President

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the quarter, your Fund experienced a rise in net asset value of 8.22%, which compared with a 7.47% increase in the FTA All Share Index. For 1995 year to date, the Fund's net asset value has increased by 16.29%, which compares with a 19.28% increase in the FTA All Share Index. These figures are recorded in total return and dollar based terms.

  The market made further progress during the third quarter, with the FT-SE 100 Index reaching a new closing high of 3580 on September 4, 1995. The return on the FT-SE Actuaries All-Share Index was 8.0%, resulting in a total return of 17.9% (in Sterling terms) for the year to date. The market was aided by John Major's re-election as leader of the Conservative Party, reducing political uncertainty. This enabled it to re-focus on economic data suggesting a slowdown in activity which reduced fears about inflation and prompted renewed speculation about a reduction in interest rates. The market was also boosted by continued takeover activity, particularly among the electricity companies.

  The FT-SE 100 Index, returning 7.1%, underperformed the FTA All-Share Index largely as a result of its underweighting in electricity companies. The FT-SE Mid-250 Index, which contains most of the electricity companies, outperformed the FT-SE Actuaries All-Share Index, returning 11.1%. The Index of small capitalization companies performed roughly in line with the overall market, returning 8.2%. These returns are in Sterling terms. The interim reporting season produced generally strong results with encouraging growth in cash generation and dividends as companies benefited from the cost cutting measures implemented during the recession. Disappointments tended to be from companies exposed to the building materials and construction industries and those cyclical companies which had experienced inventory liquidation as customers anticipated falling prices. Companies which were heavily exposed to the U.K. economy and where there were additional concerns over the impact of the hot summer weather, the National Lottery and hesitant consumer spending, tended to disappoint with very cautious statements on current trading. The electricity sector was by far the best performing area of the market with five of the twelve quoted regional electricity companies receiving takeover bids during the quarter. The weakest sectors were gas distribution and oils, reflecting the recent collapse in the spot gas price and pressure on crude oil prices. The current fall in gas prices caused problems for British Gas, due to its long-term purchase contracts. Financial sectors performed well, as takeover speculation and the very encouraging performance of world equity and bond markets continued. Banks particularly benefited from these conditions, together with lower bad debt provisions and their ongoing cost reduction programs.

  Over the quarter, bonds lagged the equity market, although the U.K. long bond yield hardened to 8.3%. Gains early in the period following John Major's re-election were partially offset, as investors focused on government borrowing levels, which were much higher than expected. A poorly supported gilt auction in the last week of the quarter led to fears that the on going need to fund the Public Sector Borrowing Requirement might restrict the government's room to maneuver on interest rates. This was despite further evidence that the economy was slowing, evidenced by manufacturing output falling year-on-year in August by 0.4%.

  The Fund's and the FTA All Share Index's sector weightings expressed as a percentage of total equities held at September 30, 1995 are outlined below:

                                                             % FTA
                                               % U.K.      All Share
                                                Fund         Index
                                            ------------  ------------
Mineral Extraction........................        8.3           8.6
General Manufacturing.....................       28.0          18.8
Consumer Goods............................       19.9          19.2
Services..................................       21.6          20.6
Utilities.................................       11.3          12.6
Finance...................................       10.9          16.6
Investment Trusts.........................        0.0           3.6

ECONOMIC AND MARKET OUTLOOK

  Although there has been further evidence of a slowdown in the U.K. economy, a cut in interest rates (that might be favored by the Chancellor of the Exchequer for political reasons), is, in our opinion, unlikely. The last gilt auction was poorly supported and the need to finance the growing Public Sector Borrowing Requirement will make a reduction in interest rates difficult to achieve. Given this, and the apparent slowdown over the summer, GDP growth could be slightly less than 3% this year. The scope for restimulating growth, perhaps by tax cuts, in the November Budget will also be restricted by the need to limit public spending and maintain control over the current account deficit. This is against a background of political pressures to help both the housing market and consumer confidence prior to the next general election.

  The interim reporting season provided clear evidence of the increased profitability of the corporate sector following the rationalization undertaken during the recession. Margin improvements following cost-cutting should enable company profits to continue their growth even if the broader economy remains relatively weak. In addition, the current strength of corporate balance sheets means that acquisitions will be a major feature of the next twelve months as companies look for new areas for cost savings and growth. Some sectors of the economy look set to remain under pressure including commodity producers who are now experiencing retreating prices and those companies involved in industries with structural overcapacity such as building materials and construction. Consumer confidence remains subdued although this may well improve following the November Budget.

  The U.K. equity market will remain influenced by moves in bond markets both in the U.K. and particularly in the U.S. We believe that short-term interest rates in the U.S. are likely to remain flat, although there may be some pick-up in U.S. economic activity as companies begin to replenish inventory levels and the consumer benefits from possible tax rebates. In the longer term the use of technology to cut costs and a flexible global labor market suggest an optimistic scenario for world inflation and a good outlook for long-term interest rates.

  The long-term outlook for the U.K. economy remains positive. Capital investment levels in manufacturing continue to rise with substantial improvements in both productivity and flexible capacity. Inflation looks set to remain within the government's target range of 1-4%. This suggests that there will be no need to raise interest rates to slow the economy down to meet the target. Given this benign environment, the medium term outlook for U.K. equities continues to be positive, although in the short term, overseas influences and increasing political uncertainty as we approach the next general election may cast a shadow over the market.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy during the quarter was to add to the holdings of special situations in the portfolio. We purchased Smith (WH) Group, the newspaper distributor and retailer, following an announcement of difficult trading. We believe the value of Smith (WH) Group's wide ranging businesses exceeds the current market capitalization by a significant margin. Other purchases included Greggs, which operates a chain of retail bakeries; South West Water, which is a potential bid candidate; and Persona Group, which distributes computer networking software. We also purchased CPL Aromas, which is shortly to build a new factory in Syria to manufacture essences and fragrances. Sales included Ocean Group, where we were concerned over some of its subsidiaries' trading performances. We also sold Pearson, which had disappointing performance following its expensive acquisition of a U.S. software company, now incorporated in its Mindscape division. We reduced Unipalm Group, which later received a bid approach.

  The Fund's ten largest equity holdings as of September 30, 1995 were:

  SHELL TRANSPORT & TRADING

Market Price as of 09/29/95.............................        744p
Prospective Earnings per share (to December 1996).......       56.8p
Prospective Earnings Multiple...........................       13.1 x

  Shell Transport & Trading ("Shell") is a leading oil company with substantial production, refining and petrochemical activities. The chemicals interests should benefit from a recent improvement in margins and rising oil production should lead to higher profits from Shell's upstream activities. Shell's plastics business should see a significant improvement resulting from recent polymer prices.

  STANDARD CHARTERED

Market Price as of 09/29/95.............................        451p
Prospective Earnings per share (to December 1996).......       45.6p
Prospective Earnings Multiple...........................        9.9 x

  Standard Chartered is a U.K. based banking group which is rapidly recovering following a period of disappointing results. The group has significant earnings growth potential, based on U.K. economic recovery and its strong presence in the fast growth markets of the Asia Pacific region and Africa. Given this, the shares are trading on an attractively low multiple.

  EAST MIDLANDS ELECTRICITY

Market Price as of 09/29/95.............................        859p
Prospective Earnings per share (to March 1997)..........       74.0p
Prospective Earnings Multiple...........................       11.6 x

  East Midlands Electricity is a medium-sized regional electricity company with excellent dividend growth prospects. It has strong finances and is committed to concentrating on the core electricity distribution business, with the intended sale of all other activities. A special dividend is likely to follow the sale of its holding in the National Grid Company. East Midlands Electricity remains a potential takeover candidate.

  POWERGEN

Market Price as of 09/29/95.............................        559p
Prospective Earnings per share (to March 1997)..........       60.2p
Prospective Earnings Multiple...........................        9.3 x

  PowerGen, a leading power generator in England and Wales, continues to reduce its costs. PowerGen has recently made a recommended offer for Midlands Electricity, which will prepare the company for the deregulated market in 1998. PowerGen is likely to continue its strong dividend record.

  UNIPALM GROUP

Market Price as of 09/29/95.............................        428p
Prospective Earnings per share (to April 1997)..........       16.3p
Prospective Earnings Multiple...........................       26.3 x

  Unipalm Group supplies networking software and is a service provider to the Internet. Current sales of Internet connections are growing extremely rapidly, with monthly growth rates averaging 10%. Unipalm Group is likely to be taken over by either a major telecommunications company or a global Internet service provider and has recently announced a bid approach which is anticipated to lead to an offer at 450 pence per share.

  GREAT UNIVERSAL STORES

Market Price as of 09/29/95.............................        596p
Prospective Earnings per share (to March 1997)..........       42.8p
Prospective Earnings Multiple...........................       13.9 x

  Great Universal Stores is a retail, mail order, property and financial group with a strong balance sheet and a consistent earnings record. Current trading in the mail order division has been steady and there are still further rationalization benefits which can be achieved. The company has a progressive dividend policy and investors await further ways of increasing shareholder value.

  BRITISH PETROLEUM

Market Price as of 09/29/95.............................        475p
Prospective Earnings per share (to December 1996).......       38.9p
Prospective Earnings Multiple...........................       12.2 x

  British Petroleum is a leading international oil company with a substantial exploration and production profile. Its downstream activities have performed well and chemicals should show a large recovery in margins helped by increased volumes. Expectations of firm crude oil prices should underpin profits growth.

  WHITECROFT

Market Price as of 09/29/95.............................        194p
Prospective Earnings per share (to March 1997)..........       14.8p
Prospective Earnings Multiple...........................       13.1 x

  Whitecroft is a diversified industrial group with interests in building products, commercial lighting, textiles and medical cotton fibre. It has recovered strongly from near bankruptcy three years ago and is experiencing strong demand for its products. Earnings growth from the existing businesses is expected to remain at high levels and may now be supplemented by the acquisition of companies in related areas.

  GLAXO WELLCOME

Market Price as of 09/29/95.............................        767p
Prospective Earnings per share (to June 1996)...........       52.5p
Prospective Earnings Multiple...........................       14.6 x

  Glaxo Wellcome is a leading international pharmaceuticals company. Following the takeover of Wellcome by Glaxo, there is substantial scope for cost reduction in eliminating duplicated research and marketing expenses. A new research facility at Stevenage has recently opened which will enhance its drug discovery and development capabilities. Glaxo Wellcome currently faces various challenges to its patents on Zantac, its major drug product, which it is expected to overcome.

  BRITISH AIRWAYS

Market Price as of 09/29/95.............................        450p
Prospective Earnings per share (to March 1997)..........       44.9p
Prospective Earnings Multiple...........................       10.0 x

  British Airways operates international and domestic scheduled and charter air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. It has a substantial stake in USAir, which has recently announced that it is in talks which may lead to a merger.

-----------------------------------------------
The United Kingdom Fund Inc.
Statement of Investments
September 30, 1995 (unaudited)

---------------------------------------------------------------
                                                    Value (Note
 Shares                  Description                    1)
---------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           98.8% OF NET ASSETS
           Common Stocks--98.8%
           Banks--10.7%
  200,000  Abbey National plc Ord 10p.............  $ 1,715,646
  150,000  Barclays plc Ord L1....................    1,778,163
  400,000  Standard Chartered plc Ord 25p.........    2,855,189
                                                    -----------
                                                      6,348,998
                                                    -----------
           Building Materials & Merchants--6.9%
  250,000  BPB Industries plc Ord 50p.............    1,258,246
  300,000  Johnston Group plc Ord 10p.............    1,590,613
  250,000  Marley plc Ord 25p.....................      431,286
  400,000  Norcros plc Ord 25p....................      538,118
  101,000  Cape plc Ord 25p.......................      284,538
                                                    -----------
                                                      4,102,801
                                                    -----------
           Chemicals--2.9%
  200,000  Wardle Storeys plc Ord 10p.............    1,187,024
  250,000  Allied Colloids plc Ord 10p............      498,550
                                                    -----------
                                                      1,685,574
                                                    -----------
           Distributors--1.4%
  200,000  Persona Group plc Ord 5p...............      851,492
                                                    -----------
           Diversified Industrials--4.3%
  600,000  Whitecroft plc Ord 25p.................    1,842,262
   50,000  Charter Ord 2p (Regd.).................      682,935
                                                    -----------
                                                      2,525,197
                                                    -----------
           Electricity--8.3%
  200,000  East Midlands Electricity plc Ord
             50p..................................    2,719,077
  250,000  PowerGen plc Ord 50p...................    2,211,822
                                                    -----------
                                                      4,930,899
                                                    -----------
           Electronics--4.4%
  240,000  Beales Hunter plc Ord 20p..............      904,038
  200,000  BICC plc Ord 50p.......................      955,950
  150,000  General Electric Co. plc Ord 5p........      753,760
                                                    -----------
                                                      2,613,748
                                                    -----------
           Engineering-General--4.1%
  750,000  Bridon plc Ord 25p.....................    1,756,796
  246,186  Ash & Lacy plc Ord 5p..................      635,111
                                                    -----------
                                                      2,391,907
                                                    -----------
           Engineering-Vehicles--2.6%
  500,000  Lucas Industries plc Ord 25p...........    1,551,045
                                                    -----------
           Food Producers--6.5%
  280,000  Barr (AG) plc Ord 25p..................    1,493,435
  510,000  Canadian Pizza plc Ord 10p.............      613,454
  165,000  CPL Aromas plc Ord 10p.................      861,780
1,000,000  Finlay (James) plc Ord 25p.............      870,485
                                                    -----------
                                                      3,839,154
                                                    -----------
           Health Care--2.4%
  400,000  Scholl plc Ord 5p......................    1,430,760
                                                    -----------
           Household Goods--2.2%
  317,500  Royal Doulton plc Ord L1...............    1,291,443
                                                    -----------
           Leisure & Hotels--1.1%
  355,000  Inspirations plc Ord 10p...............      679,849
                                                    -----------

---------------------------------------------------------------
                                                    Value (Note
 Shares                  Description                    1)
---------------------------------------------------------------
           Oil & Gas--9.6%
  200,000  British Gas plc Ord 25p................  $   840,413
  250,000  British Petroleum plc Ord 25p..........    1,879,455
  250,000  Shell Transport & Trading plc Ord 25p
             (Regd.)..............................    2,943,821
                                                    -----------
                                                      5,663,689
                                                    -----------
           Paper, Packaging, & Printing--0.8%
   50,000  Smith (DS) Holdings plc Ord 20p........      489,054
                                                    -----------
           Pharmaceuticals--3.1%
  150,000  Glaxo Holdings plc Ord 25p.............    1,820,895
                                                    -----------
           Retailers-Food--4.0%
  450,000  Nurdin & Peacock plc Ord 10p...........    1,317,597
   53,000  Greggs plc Ord 20p.....................    1,025,890
                                                    -----------
                                                      2,343,487
                                                    -----------
           Retailers-General--8.4%
  200,000  Great Universal Stores plc Ord 25p.....    1,886,577
  100,000  Kingfisher plc Ord 25p.................      797,680
  100,000  Smith (WH) Group plc Ord 50p...........      584,016
  175,000  Menzies (John) plc Ord 25p.............    1,686,762
                                                    -----------
                                                      4,955,035
                                                    -----------
           Spirits, Wines & Ciders--0.7%
  185,000  Merrydown plc Ord 25p..................      406,991
                                                    -----------
           Support Services--3.4%
  295,000  Unipalm Group plc Ord 5p*..............    1,998,316
                                                    -----------
           Textiles & Apparel--3.8%
  350,000  French plc Ord 10p.....................      415,459
  165,000  Shiloh plc Ord 25p.....................      284,648
1,005,000  Sirdar plc Ord 25p.....................    1,526,988
                                                    -----------
                                                      2,227,095
                                                    -----------
           Tobacco--2.8%
  200,000  BAT Industries plc Ord 25p.............    1,674,496
                                                    -----------
           Transport--3.0%
  250,000  British Airways plc Ord 25p............    1,782,515
                                                    -----------
           Water--1.4%
  100,000  South West Water plc Ord L1............      813,507
                                                    -----------
           Total Common Stocks
             (cost $45,276,977)...................   58,417,947
                                                    -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.1% OF NET ASSETS
Principal
 Amount
(000)
    US$48  Federated Trust for Short-term U.S.
             Government Securities (cost
             $48,211).............................       48,211
                                                    -----------
           Total Investments (cost $45,325,188)--
             98.9%................................   58,466,158
                                                    -----------
           Cash and other assets in excess of
             liabilities--1.1%....................      666,694
                                                    -----------
           Net Assets--100.0%.....................  $59,132,852
                                                    -----------
                                                    -----------
           Number of shares issued and
             outstanding..........................    4,011,655
                                                    -----------
                                                    -----------
           Net asset value per share..............       $14.74

                                              See Notes to Financial Statements.

-----------------------------------------------------------
The United Kingdom Fund Inc.
Statement of
Assets and Liabilities
September 30, 1995 (unaudited)
----------------------------------------------------

Assets
Investments, at value (cost
 $45,325,188)........................... $ 58,466,158
Cash (includes $68,327 equivalent in an
 interest-bearing pound sterling
 account)...............................      188,321
Dividends receivable....................      473,900
United Kingdom withholding tax refund
 receivable.............................       76,893
Other assets............................       44,310
                                        ------------
      Total assets......................   59,249,582
                                        ------------
Liabilities
Investment management fee payable.......       36,305
Administration fee payable..............        7,261
Accrued expenses and accounts payable...       73,164
                                        ------------
      Total liabilities.................      116,730
                                        ------------

Net Assets.............................. $ 59,132,852
                                        ------------
                                        ------------
Net assets consist of:
  Common stock, $0.01 par value
   (Authorized 15,000,000 shares)....... $     40,116
  Paid-in-surplus.......................   45,882,806
  Undistributed net investment income...      852,732
  Accumulated net realized loss.........     (787,110)
  Net unrealized appreciation...........   13,144,308
                                        ------------
  Net assets............................ $ 59,132,852
                                        ------------
                                        ------------
Net asset value per share
  ($59,132,852 DIVIDED BY 4,011,655
   shares of common stock issued and
   outstanding).........................       $14.74

----------------------------------------------------
The United Kingdom Fund Inc.
Statement of Operations
For the six months ended
September 30, 1995 (unaudited)
----------------------------------------------------

Net Investment Income
Income
  Dividends............................. $  1,188,562
  Interest..............................       53,337
                                        ------------
                                           1,241,899
                                        ------------
  Less: United Kingdom withholding tax
   on United Kingdom source dividends...      162,198
                                        ------------
      Total income......................    1,079,701
                                        ------------
Expenses
  Investment management fee.............      210,086
  Legal fee.............................       52,228
  Administration fee....................       42,017
  Directors' fees and expenses..........       33,866
  Reports and notices to shareholders...       27,450
  Audit fee.............................       20,862
  Custodians' fees and expenses.........       13,370
  Transfer agent's fees and expenses....       10,779
  NYSE listing fee......................        8,394
  Miscellaneous expenses................        5,153
                                        ------------
      Total expenses....................      424,205
                                        ------------
Net investment income...................      655,496
                                        ------------
Realized and Unrealized Gain/(Loss) on
Investments and Pound
Sterling Transactions
Net realized gain/(loss) on:
  Investments...........................    1,134,640
  Pound sterling transactions...........      (87,826)
Net change in unrealized appreciation
 (depreciation) on:
  Investments...........................    4,915,528
  Pound sterling transactions...........      (87,584)
                                        ------------
Net gain on investments and pound
 sterling transactions..................    5,874,758
                                        ------------
Net Increase in Net Assets Resulting
 From Operations........................ $  6,530,254
                                        ------------
                                        ------------

See Notes to Financial Statements.            See Notes to Financial Statements.

-----------------------------------------------------------
The United Kingdom Fund Inc.
Statement of Changes in Net Assets
-----------------------------------------------

                                           For the six
                                           months ended
                                          September 30,        For the
                                               1995          year ended
                                           (unaudited)     March 31, 1995
                                          --------------   ---------------
Increase in Net Assets
Operations:
  Net investment income.................  $    655,496     $   1,618,837
  Net realized gain on investments......     1,134,640           146,227
  Net realized gain/(loss) on pound
   sterling transactions................       (87,826)          228,760
  Net change in unrealized appreciation
   on investments and pound sterling
   transactions.........................     4,827,944         3,300,199
                                          --------------   ---------------
  Net increase in net assets resulting
   from operations......................     6,530,254         5,294,023
                                          --------------   ---------------
Distributions to shareholders from:
  Net investment income ($0.07
   and $0.40 per share).................      (280,816)       (1,616,697)
  Net realized gains ( -- and
   $0.06 per share, respectively).......       --               (228,664)
                                          --------------   ---------------
Total increase..........................     6,249,438         3,448,662
Net Assets
  Beginning of period...................    52,883,414        49,434,752
                                          --------------   ---------------
  End of period (including undistributed
   net investment income of $852,732 and
   $478,052, respectively)..............  $ 59,132,852     $  52,883,414
                                          --------------   ---------------
                                          --------------   ---------------

See Notes to Financial Statements.

-----------------------------------------------
The United Kingdom Fund Inc.
Notes to Financial Statements -- (Unaudited)
-----------------------------------------------

Note 1. Significant     The United Kingdom Fund
Accounting Policies     Inc. (the "Fund") was
                        incorporated in the State of  Maryland on May 28, 1987,
as a closed-end, diversified management investment company. Prior to commencing investment operations on August 14, 1987, the Fund had no operations other than the sale to Mercury Asset Management Group plc. (an affiliate to the "Investment Adviser" and "Investment Manager") of 8,602 shares of common stock for $100,000 on August 4, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities would be valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY  TRANSLATION:    The  books  and  records  of  the  Fund  are
maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange losses of $87,826 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at September 30, 1995 was U.S. $1.5827 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the period.

  Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax. At March 31, 1995, the Fund had capital loss carryforwards of approximately $420,000 and $1,015,000 available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal 2001 and 2002, respectively. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the advance corporation tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:   The Fund records dividends  and
distributions to its shareholders on the ex-dividend date.

Note 2. Agreements        The Fund has entered into
                          Agreements with Mercury Asset Management International
(Channel Islands) Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser"), and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.


Note 3. Transactions      Of the 4,011,655 shares
with Affiliates           outstanding at September 30,
                          1995, Mercury Asset Management Group plc (the
                          parent  company   of   the  Investment   Adviser   and
Investment Manager) owned 12,762 shares in respect of the Fund's initial capital contribution (including 4,160 shares acquired through dividends reinvested).

  Certain  directors and officers of the Fund are also directors and officers of
either  the  Investment  Manager,  the  Investment  Adviser  or  Mercury   Asset
Management Group plc.

Note 4. Investments in    For U.S. federal income tax
Securities                purposes, the cost of securi-
                          ties owned at September 30, 1995 was $45,325,188.
At September 30, 1995, the net unrealized appreciation of investments of $13,140,970 was composed of gross appreciation of $14,362,786 for those investments having an excess of value over cost and gross depreciation of $1,221,816 for those investments having an excess of cost over value.

  For the year ended September 30, 1995 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $8,742,395 and $5,019,270, respectively.

Note 5. Concentration    Investments in the United
of Risk                  Kingdom may involve certain
                         considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.
  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
The United Kingdom Fund Inc.
Quarterly Results of Operations* (unaudited)
--------------------------------------------------------------------------------

                                                           Net Realized and
                                                              Unrealized
                                         Net Investment     Gain/(Loss) on
                         Investment                        Investments and
                                                            Pound Sterling
                           Income        Income/ (Loss)      Transactions
                       ---------------   ---------------   ----------------   Net Asset Value   Market Value**
                                 Per               Per                Per     ---------------   ---------------
    Quarter Ended      Total    Share    Total    Share     Total    Share     High     Low      High     Low     Volume**
---------------------  ------   ------   ------   ------   -------   ------   ------   ------   ------   ------   --------
June 30, 1995........  $  512   $ 0.13   $  316   $ 0.08   $ 1,708   $ 0.43   $13.96   $13.10   $11.75   $10.75    434,900
September 30, 1995...     568     0.14      339     0.08     4,167     1.04    14.87    14.08    12.50    10.75    608,400
                       ------   ------   ------   ------   -------   ------
                       $1,080   $ 0.27   $  655   $ 0.16   $ 5,875   $ 1.47
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
June 30, 1994........  $  378   $ 0.09   $  198   $ 0.05   $  (833)  $(0.21)  $12.68   $11.98   $12.000  $10.250   481,500
September 30, 1994...     514     0.13      309     0.08     3,505     0.88    13.48    12.16    11.750   10.500   516,300
December 31, 1994....   1,187     0.30      993     0.24      (605)   (0.15)   13.64    12.75    11.875   10.500   748,300
March 31, 1995.......     297     0.07      119     0.03     1,608     0.40    13.18    12.49    11.000   10.500   433,900
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
                       $2,376   $ 0.59   $1,619   $ 0.40   $ 3,675   $ 0.92
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
June 30, 1993........  $  240   $ 0.06   $   68   $ 0.02   $   714   $ 0.18   $11.36   $10.75   $10.875  $ 9.500   713,700
September 30, 1993...     531     0.13      355     0.08     2,605     0.65    12.04    10.50    12.125   10.500   576,300
December 31, 1993....     155     0.04      (33)  --         4,688     1.17    12.91    11.58    13.875   10.625   734,200
March 31, 1994.......     460     0.12      288     0.07    (2,200)   (0.55)   13.68    12.31    13.875   10.375   904,100
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
                       $1,386   $ 0.35   $  678   $ 0.17   $ 5,807   $ 1.45
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------

------------------------------

 * Totals expressed in thousands of dollars except per share amounts and New York Stock Exchange trading volume of the Fund's common stock.

** As reported on the New York Stock Exchange.

--------------------------------------------------------------------------------
The United Kingdom Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                      For the six                                                                                For the
                        months                                                                                 Period from
                         ended                                                                                 August 14,
                       September                          For the Year ended March 31,                            1987*
                       30, 1995   ----------------------------------------------------------------------------  to March
                      (unaudited)    1995       1994       1993       1992       1991       1990       1989     31, 1988
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Net asset value,
 beginning of
 period............... $  13.18   $  12.32   $  10.84   $   9.93   $  11.67   $  10.38   $  12.15   $  10.94   $  11.63
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Operations:
  Net investment
   income.............     0.16       0.40       0.17       0.26       0.40       0.38       0.36       0.25       0.20
  Net realized and
   unrealized
   gain/(loss) on
   investments and
   pound sterling
   transactions.......     1.47       0.92       1.45       1.19      (1.31)      1.64      (1.53)      1.61      (0.36)
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    Total from
     operations.......     1.63       1.32       1.62       1.45      (0.91)      2.02      (1.17)      1.86      (0.16)

Distributions to
 shareholders from:
  Net investment
   income.............    (0.07)     (0.40)     (0.14)     (0.14)     (0.45)     --         (0.35)     (0.22)     (0.13)
  Net realized
   gains..............    --         (0.06)     --         (0.41)     (0.38)     (0.73)     (0.25)     (0.43)     (0.22)
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
    Total from
     distributions....    (0.07)     (0.46)     (0.14)     (0.55)     (0.83)     (0.73)     (0.60)     (0.65)     (0.35)

From capital
 transactions:
  Reduction in
   offering costs.....    --         --         --          0.01      --         --         --         --         --
  Offering costs
   charged to
   capital............    --         --         --         --         --         --         --         --         (0.18)
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------

Net asset value, end
 of period............ $  14.74   $  13.18   $  12.32   $  10.84   $   9.93   $  11.67   $  10.38   $  12.15   $  10.94
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------

Per share market
 value, end of
 period............... $  12.25   $  10.88   $  10.50   $   9.63   $   9.13   $  10.25   $   8.75   $  10.00   $   8.88
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
                      ----------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------

Total investment
 return at market
 value**..............    13.30%+     7.93%     10.32%     11.45%     (2.63)%    26.40%     (7.40)%    20.68%    (22.92)%+

Net assets at end of
 period (000
 omitted)............. $ 59,133   $ 52,883   $ 49,435   $ 43,467   $ 39,823   $ 46,775   $ 41,609   $ 48,707   $ 43,864
Ratio of operating
 expenses to average
 net assets...........     1.51%++     1.47%     1.50%      1.78%      1.74%      2.19%      1.92%      1.89%      1.99%++
Ratio of net
 investment income to
 average net assets...     2.16%++     3.15%     1.43%      2.43%      3.73%      3.34%      3.06%      4.10%      3.01%++
Portfolio turnover
 rate.................     9.38%+    19.73%     27.05%     45.54%     47.30%     36.37%     22.07%     40.91%     22.15%+
Average commission
 rate per share....... $   0.01

------------------------
 *Commencement of operations.
**Total investment return at market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 +Not annualized.
++Annualized.

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                                       12

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

       ------------------------------------------------------------------

DIRECTORS AND OFFICERS

           ANTHONY M. SOLOMON, Chairman of the Board and
            Director
           RICHARD J. OLDFIELD, President
           GEORGE F. BENNETT, Director
           LIVIO BORGHESE, Director
*          SIR ARTHUR BRYAN, Director
           PETER STORMONTH DARLING, Director
           LEON LEVY, Director
*          J. MURRAY LOGAN, Director
*          JAMES S. MARTIN, Director
           JAMES M. DONALD, Vice President, Treasurer and
            Assistant Secretary
           STEVEN GOLANN, Senior Vice President, Secretary and
            Assistant Treasurer
           THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

              ----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
8th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-6402; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International (Channel
Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Financial Times Actuaries All- Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International (Channel Islands) Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about The United Kingdom Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT PLAN-- SUMMARY
  An automatic Dividend Reinvestment Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  If you wish to participate and your shares are held in your own name, no action is required on your part. However, if your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf you should request to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          The United Kingdom Fund Inc.

                               Semi-Annual Report

                               September 30, 1995